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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2009
SOMANETICS CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-19095	38-2394784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1653 East Maple Road, Troy, Michigan	48083-4208

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 689-3050
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act.
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events
     On May 7, 2009, our Board of Directors changed the standard compensation for our directors who are not our officers or employees (“Outside Directors”). Previously, our Outside Directors received a fee of $1,500 per month and reimbursement of reasonable expenses of attending Board and Board committee meetings. Instead of this previous compensation, effective May 1, 2009, each Outside Director will receive a fee of $3,000 per month and reimbursement of reasonable expenses of attending Board and Board committee meetings. In addition, the Board of Directors will continue to grant options to Outside Directors on a case by case basis.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2009	SOMANETICS CORPORATION (Registrant)
	By:	/s/ Mary Ann Victor
Mary Ann Victor
		Its:	Vice President and Chief Administrative Officer and Secretary